Deconsolidation of AdNet	12 Months Ended
Dec. 31, 2012
Deconsolidation of AdNet [Text Block]
11.	Deconsolidation of AdNet

We acquired AdNet during the first half of 2009. Due to the shift of our business model to the VOD business, as of December 31, 2009 we permanently suspended day-to-day operations of AdNet. Subsequently, we continued to maintain the technology and assets of AdNet, which we planned to use in our VOD business.

Due to recent continuing advancements in other advertising technologies, the Company determined that AdNet’s remaining assets would no longer be used to support the VOD business. As such, on August 3, 2011, the Company provided a thirty-day notice of its termination of the VIE arrangement with AdNet, which served to relinquish the Company’s control and any right to economic benefit, as well as release the Company of any future liability, upon effectiveness of such termination on September 2, 2011.

Accordingly, as of June 30, 2011, the Company recognized a loss on the impairment of AdNet’s remaining assets in the amount of $212,180. Upon the effectiveness of termination during the third quarter of 2011, the Company deconsolidated AdNet’s liabilities and recognized a gain of $470,041 in accordance with ASC 810-10-40, Deconsolidation of a Subsidiary .